EXHIBIT 99.2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                  -------------------------------------------

                         PRE-MARKETING DECEMBER 12, 1997

                       EXPECTED LAUNCH: DECEMBER 12, 1997

                       EXPECTED PRICING: DECEMBER 15, 1997


                  -------------------------------------------

                          $1,500,000,000 (APPROXIMATE)

          $700,000,000 (APPROXIMATE) FIXED RATE FIXED RATE CERTIFICATES

                          THE MONEY STORE TRUST 1997-D

                              HOME EQUITY LOAN ABS


The information provided herein has been provided to Prudential Securities Incorporated ("PSI") by Morgan Stanley Dean Witter as an underwriter for The Money Store Trust 1997-D. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by The Money Store and Morgan Stanley Dean Witter. PSI makes no representations as to the accuracy of such information provided to it, and PSI has not independently verified such information. All assumptions and information in this report reflect are as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                 $1,500,000,000 THE MONEY STORE TRUST, 1997-D
                    THE MONEY STORE, INC. -- MASTER SERVICER


                                                      TRANSACTION HIGHLIGHTS
 ==================================================================================================================================

 AF1      I     Fixed Sequential   110,000,000     Aaa/AAA         0.43            10          30/360     10/15/98      TBD
 AF2      I     Fixed Sequential    80,000,000     Aaa/AAA         1.03             7          30/360     04/15/99      TBD
 AF3      I     Fixed TAC          220,000,000     Aaa/AAA         2.25            27          30/360     06/15/01      TBD
 AF4      I     Fixed TAC           60,000,000     Aaa/AAA         4.04            15          30/360     08/15/02      TBD
 AF5      I     Fixed TAC           34,000,000     Aaa/AAA         5.12            14          30/360     09/15/03      TBD
 AF6      I     Auction Rate/       76,000,000     Aaa/AAA         9.13           181        Actual/360   05/15/14      TBD
                 Companion
 AF7      I     Nas                 70,000,000     Aaa/AAA         6.38           159          30/360     03/15/14      TBD

 AV1     II                                          NOT OFFERED BY PSI
 AV2     II                                          NOT OFFERED BY PSI
 M1V     II                                          NOT OFFERED BY PSI
 M2V     II                                          NOT OFFERED BY PSI
 BV      II                                          NOT OFFERED BY PSI
 AH1     III                                         NOT OFFERED BY PSI
 AH2     III                                         NOT OFFERED BY PSI
 AH3     III                                         NOT OFFERED BY PSI
 AH4     III                                         NOT OFFERED BY PSI
 AH5     III                                         NOT OFFERED BY PSI
 AH6     III                                         NOT OFFERED BY PSI
 MH1     III                                         NOT OFFERED BY PSI
 MH2     III                                         NOT OFFERED BY PSI
 BH      III                                         NOT OFFERED BY PSI
 AMF     IV                                          NOT OFFERED BY PSI
 TOTAL                           $1,500,000,000       --             --          --             --                         --
-----------------------------------------------------------------------------------------------------------------------------------
         NOTES: (1)  The Class AF1 through AF7 certificates are backed by the Group I (fixed rate) pool of mortgage loans.
                (2)  Class AF1 through AF7 are priced at a prepayment speed of 100% PPC.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

ORIGINATOR/MASTER         The Money Store, Inc. and affiliates.
SERVICER:

TRUSTEE:                  The Bank of New York

UNDERWRITERS:             Morgan Stanley Dean Witter (co-lead); Prudential
                          Securities (co-lead), First Chicago (co-manager)

COLLATERAL:              Group I: Fixed Rate Home Equity Loans (Classes AF1-AF7)
                         Group II: Adjustable Rate Home Equity Loans (Classes
                         AV1, AV2, MV1, MV2, and BV) Group III: Fixed Rate Home
                         Improvement Loans ( Classes AH1-AH6, MH1, MH2, BH)
                         Group IV: Multi-Family Loans (Class AMF)

                         See "Collateral Description"

GROUP I: FIXED RATE      CLASSES AF1 AND AF2: Sequential Pay Bonds.
 CERTIFICATES:           CLASSES AF3, AF4 AND AF5: TAC Bonds (Targeted
                         Amortization Classes). The TAC Bonds will pay principal based on an amortization schedule at the pricing speed.
                         CLASS AF6: Auction Rate/Companion Bond. CLASS AF7: NAS bond.

GROUP I:  CLASS AF1     The prepayment assumption is 100% PPC, which equates to
THROUGH  AF7            a prepayment speed of 2.4% CPR in the first month,
PREPAYMENT SPEED:       increasing by 2.4% CPR each month to 24.0% CPR in month
                        10, and remaining at 24.0% CPR thereafter on a seasoning adjusted basis

EXPECTED PRICING        December 15, 1997
DATE:

EXPECTED SETTLEMENT
DATE:                   December 31, 1997, through DTC, Euroclear, and CEDEL.

DISTRIBUTION
 DATES:                 The 15th of each month, beginning January 15, 1998

OPTIONAL CALL:          The master servicer may exercise a clean-up call when
                        the aggregate collateral balance of all groups is less than 10% of the original collateral balance as of the cut-off date

TRUST TAX
STATUS:                 REMIC trust

ERISA                   The Class AF1 through AF7 Certificates will be ERISA
ELIGIBILITY:            eligible.

SMMEA
ELIGIBILITY:            The Certificates are NOT SMMEA eligible

CREDIT                  Group I: MBIA surety wrap, overcollateralization,
ENHANCEMENT:            cross-collateralization, subordination of excess

LEGAL FINAL
MATURITY:               Class AF1:  January 15, 2000
                        Class AF2:  July 15, 2000
                        Class AF3:  September 15, 2002
                        Class AF4:  November 15, 2003
                        Class AF5:  December 15, 2038
                        Class AF6:  December 15, 2038
                        Class AF7:  December 15, 2038


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                PAYMENT STRUCTURE

PRINCIPAL AND INTEREST COLLECTIONS (NET OF SERVICING FEE AND CONTINGENCY FEE) WILL BE ALLOCATED IN THE FOLLOWING PRIORITY:

 1. Trustee and Surety fee
 2. Senior bonds (Class AF1 through AF7) current interest plus unpaid interest shortfalls
 3. Principal payments are applied as follows:
                 a) Pay Classes AF7 according to the following Lockout
                      Percentage--such Lockout Percentage is calculated on the Class AF7 pro rata share of all principal payments:
                      January 1998 - December 2000 0% January 2001 - December 2002 45% January 2003 - December 2003 80% January 2004 -
                      December 2004 100% January 2005 - 300%
                 b) Pay Class AF1 until retirement;
                 c)   Pay Class AF2 until retirement;
                 d)   Pay Class AF3 based on its Targeted Amortization Schedule;
                 e)   Pay Class AF4 based on its Targeted Amortization Schedule;
                 f)   Pay Class AF5 based on its Targeted Amortization Schedule;
                 g)   Pay Class AF6 until retirement;
                 h)   Pay Class AF3 until retirement;
                 i)   Pay Class AF4 until retirement;
                 j)   Pay Class AF5 until retirement; and
                 k)   Pay Class AF7 until retirement

4. To the Residual Holder, to the extent available after covering current monthly losses, accrued monthly interest based on a coupon of 2.50% per annum on a notional principal balance equal to the balance of the Class AF7 Certificates, commencing on the first remittance date and concluding on the October 1998 Remittance Date
   Excess interest used to build overcollateralization to the target level for the (AF1-AF7) only
5. Any excess cash flow reverts to the Residual Holder if not required for cross-collateralization

   Targeted Amortization Schedule is the pricing speed cashflow


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                CREDIT STRUCTURE


* SURETY BOND PROVIDED BY MBIA
  Overcollateralization ("O/C") will build through the application of net excess interest to [3.10%] of the Original Balance of the fixed rate loans. O/C can step-down to [6.20%] of the current balance of the fixed rate loans after the 30th distribution date pending performance tests. The O/C is subject to a floor of 0.50% of the Original Balance of the fixed rate loans.

             AVERAGE LIFE SENSITIVITY TO CHANGES IN PREPAYMENT RATES


                          ASSUMES NO 10% CLEAN-UP CALL


  Class AF1     0.51     12      0.43     10       0.37      8       0.33       8      0.30       7       0.27         6
  Class AF2     1.29      9      1.03      7       0.86      6       0.75       5      0.67       4       0.61         4
  Class AF3     2.96     38      2.25     27       2.26     28       2.05      23      1.74      19       1.51        16
  Class AF4     5.50     22      4.04     15       4.18     18       3.72      17      3.01      13       2.48         9
  Class AF5     7.52     29      5.12     14       5.92     42       6.03      82      4.17      17       3.32        13
  Class AF6    12.29    146      9.13    181       3.70    148       1.11       5      0.97       5       0.86         4
  Class AF7     6.85    213      6.38    159       6.04    121       5.76      96      5.37      78       4.71        61

--------------------------------------------------------------------------------------------------------------------------

     NOTE:
     (1) "PPC" column notes prepayment speed ramp of The Money
     Store 1997-D. The prepayment pricing speed on Class AF1 through AF7 is 100% the PPC, which equates to a prepayment speed of 2.4% CPR in the first month, increasing by 2.4% CPR each month to 24% CPR in month 10, and remaining at 24% CPR thereafter on a seasoning adjusted basis.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool


                                     Number            Current        % by
                                         of          Principal     Current
Adjustment Type                       Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Fixed                                 8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------

                                     Number            Current        % by
                                         of          Principal     Current
Current Principal                     Loans            Balance     Balance
Balance
---------------------------------    ------   ----------------  ----------
equal/less than 25,000.00             3,412      57,906,464.41       15.09
25,000.01 -   50,000.00               2,978     106,302,838.26        27.7
50,000.01 -   75,000.00               1,388      85,198,723.56        22.2
75,000.01 -  100,000.00                 549      46,961,965.43       12.24
100,000.01 - 125,000.00                 301      33,730,591.99        8.79
125,000.01 - 150,000.00                 171      23,222,776.47        6.05
150,000.01 - 175,000.00                  65      10,502,562.23        2.74
175,000.01 - 200,000.00                  37       6,919,116.45         1.8
200,000.01 - 300,000.00                  44      10,408,051.26        2.71
300,000.01 - 400,000.00                   5       1,721,202.52        0.45
400,000.01 - 500,000.00                   2         878,994.02        0.23
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:          2,183.54
Max:            448494
Average:     42,867.88
Total:  383,753,286.60
---------------------------------    ------   ----------------  ----------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Current Coupon                        Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
=Less than 7.000                          6         325,337.77        0.08
7.001 -   7.500                           4         478,215.87        0.12
7.501 -   8.000                           5         324,933.73        0.08
8.001 -   8.500                          17       1,387,432.03        0.36
8.501 -   9.000                         149      11,928,233.51        3.11
9.001 -   9.500                         237      17,840,713.06        4.65
9.501 -  10.000                         527      41,795,672.52       10.89
10.001 -  10.500                        735      44,246,049.41       11.53
10.501 -  11.000                        999      55,883,643.63       14.56
11.001 -  11.500                      1,015      43,297,798.91       11.28
11.501 -  12.000                      1,549      57,849,363.86       15.07
12.001 -  13.000                      2,124      67,949,675.50       17.71
13.001 -  14.000                      1,095      28,100,449.19        7.32
14.001 -  15.000                        416      10,657,644.58        2.78
15.001 greater than =                    74       1,688,123.03        0.44
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:                 6.00
Max:                17.99
Weighted Average:   11.39
---------------------------------    ------   ----------------  ----------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool

                                     Number            Current        % by
                                         of          Principal     Current
Original Term                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
13 -  24                                  1           5,000.00           0
25 -  36                                  3          26,302.01        0.01
37 -  48                                  1          18,000.00           0
49 -  60                                269       3,435,969.06         0.9
61 -  72                                  8         117,657.23        0.03
73 -  84                                 95       1,722,531.21        0.45
85 -  96                                 16         247,452.30        0.06
97 - 108                                  2          42,396.12        0.01
109 - 120                             1,267      25,316,217.71         6.6
121 - 132                                 3          46,500.00        0.01
133 - 144                                26         662,533.22        0.17
145 - 156                                 3          86,386.35        0.02
157 - 168                                 2          98,727.00        0.03
169 - 180                             3,901     137,911,782.90       35.94
193 - 204                                 2          38,100.00        0.01
205 - 216                                 5         436,987.35        0.11
217 - 228                                 1          14,500.00           0
229 - 240                               684      29,242,065.79        7.62
241 - 252                                 2         158,800.00        0.04
253 - 264                                 2          97,998.42        0.03
265 - 276                                 1          33,000.00        0.01
289 - 300                               427      18,884,829.61        4.92
313 - 324                                 1          55,000.00        0.01
349 - 360                             2,204     162,676,258.34       42.39
469 - 480                                26       2,378,291.98        0.62
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:                 24
Max:                480
Weighted Average:   263


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool


                                     Number            Current        % by
                                         of          Principal     Current
Stated Remaining                      Loans            Balance     Balance
Term
---------------------------------    ------   ----------------  ----------
1 -  12                                   1           2,654.66           0
13 -  24                                  1           5,000.00           0
25 -  36                                 24         174,996.02        0.05
37 -  48                                 29         286,763.29        0.07
49 -  60                                231       3,249,270.89        0.85
61 -  72                                 19         343,118.14        0.09
73 -  84                                 79       1,345,474.03        0.35
85 -  96                                201       3,337,176.22        0.87
97 - 108                                176       3,047,939.99        0.79
109 - 120                               905      19,232,597.14        5.01
121 - 132                                 3          46,500.00        0.01
133 - 144                                25         639,501.42        0.17
145 - 156                               757      26,239,734.29        6.84
157 - 168                               521      18,731,119.75        4.88
169 - 180                             2,626      93,126,260.55       24.27
181 - 192                                 1         133,789.81        0.03
193 - 204                                 2          38,100.00        0.01
205 - 216                                21       1,470,075.45        0.38
217 - 228                                23       1,530,875.22         0.4
229 - 240                               645      26,558,812.66        6.92
241 - 252                                 2         158,800.00        0.04
253 - 264                                 2          97,998.42        0.03
265 - 276                                16         692,473.69        0.18
277 - 288                                 8         263,298.12        0.07
289 - 300                               404      17,962,057.80        4.68
313 - 324                                 1          55,000.00        0.01
325 - 336                               302      25,202,392.98        6.57
337 - 348                               166      13,803,590.30         3.6
349 - 360                             1,735     123,599,623.78       32.21
469 - 480                                26       2,378,291.98        0.62
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:                  5
Max:                480
Weighted Average:   256
---------------------------------    ------   ----------------  ----------

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Original Combined                     Loans            Balance     Balance
LTV
---------------------------------    ------   ----------------  ----------
Equal/Less Than 0.000                    38       3,254,156.04        0.85
0.001 -   5.000                           1           6,022.47           0
5.001 -  10.000                          34         455,801.17        0.12
10.001 -  15.000                         66       1,271,463.76        0.33
15.001 -  20.000                        109       2,335,376.46        0.61
20.001 -  25.000                         87       2,001,847.14        0.52
25.001 -  30.000                        121       3,029,511.99        0.79
30.001 -  35.000                        120       3,566,043.48        0.93
35.001 -  40.000                        125       3,873,506.56        1.01
40.001 -  45.000                        123       3,590,298.38        0.94
45.001 -  50.000                        157       5,013,634.41        1.31
50.001 -  55.000                        180       6,644,387.05        1.73
55.001 -  60.000                        202       8,511,499.07        2.22
60.001 -  65.000                        335      13,442,323.22         3.5
65.001 -  70.000                        560      23,348,413.11        6.08
70.001 -  75.000                        623      27,572,643.32        7.18
75.001 -  80.000                      1,492      69,144,457.26       18.02
80.001 -  85.000                      1,529      70,674,536.12       18.42
85.001 -  90.000                      2,130     101,851,269.92       26.54
90.001 -  95.000                        390      12,365,684.74        3.22
95.001 - 100.000                        530      21,800,410.93        5.68
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Min:                 3.94
Max:               100.00
Weighted Average:   78.55
---------------------------------    ------   ----------------  ----------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Lien Position                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
1                                     4,615     270,915,782.34        70.6
2                                     4,335     112,678,325.81       29.36
3                                         2         159,178.45        0.04
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------


                                     Number            Current        % by
                                         of          Principal     Current
Property Type                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Unknown                                   9         380,170.39         0.1
Detached single family                7,999     339,435,393.23       88.45
Detached PUD                             29       1,419,161.63        0.37
Manufactured                            255       9,430,088.64        2.46
single wide Attached PUD                 10         508,726.63        0.13
Attached townhouse                       65       2,651,285.39        0.69
Attached condo                          104       3,741,041.01        0.97
2-4 Family                              317      18,992,318.63        4.95
D-PUD                                     4         112,035.81        0.03
Manufactured                            160       7,083,065.24        1.85
double wide
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

The Money Store Trust 1997-D
Collateral Analysis for Securitization
Final Fixed Pool

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Loan Purpose                          Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Rate/Term                             3,506     212,212,248.26        55.3
Refinance
Debt Consolidation                    3,379      92,686,590.50       24.15
Cashout                               1,393      35,567,954.08        9.27
Purchase Money                          390      32,254,899.52        8.41
Unknown                                 241       9,938,111.01        2.59
Home Improvement                         39         749,504.17         0.2
REO                                       3         308,469.61        0.08
Medical Bills                             1          35,509.45        0.01
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------

                                     Number            Current        % by
                                         of          Principal     Current
Owner Occupancy                       Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Primary                               8,364     358,044,265.91        93.3
Investment                              296      13,783,794.36        3.59
Unknown                                 238       9,749,614.02        2.54
Second Home                              53       2,141,951.28        0.56
Rental                                    1          33,661.03        0.01
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Documentation                         Loans            Balance     Balance
Level
---------------------------------    ------   ----------------  ----------
Full Documentation                    8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Geographical                          Loans            Balance     Balance
Distribution
---------------------------------    ------   ----------------  ----------
New York                                641      34,648,801.26        9.03
Pennsylvania                            588      23,346,253.09        6.08
Illinois                                502      22,397,436.26        5.84
Ohio                                    432      19,339,746.78        5.04
Florida                                 425      18,473,259.01        4.81
Georgia                                 367      17,028,750.24        4.44
Indiana                                 386      16,747,921.56        4.36
North Carolina                          310      16,079,567.03        4.19
New Jersey                              343      16,077,589.15        4.19
Michigan                                379      14,377,464.69        3.75
California-Northern                     290      13,968,153.65        3.64
South Carolina                          285      13,372,263.92        3.48
Washington                              330      13,010,405.70        3.39
California-Southern                     281      12,693,788.06        3.31
Missouri                                312      11,348,385.74        2.96
Arizona                                 198       8,284,818.46        2.16
Maryland                                211       8,076,404.25         2.1
Tennessee                               197       7,865,030.58        2.05
Colorado                                191       7,762,599.19        2.02
Mississippi                             142       5,974,869.34        1.56
Kentucky                                130       5,884,668.67        1.53
Minnesota                               157       5,588,817.88        1.46
New Mexico                              121       5,353,871.01         1.4
Connecticut                             111       5,232,813.39        1.36
Massachusetts                           133       5,031,063.02        1.31
Oregon                                  111       4,650,359.33        1.21
Louisiana                               116       4,515,342.30        1.18
Virginia                                 97       4,459,316.82        1.16
Nevada                                  127       4,199,605.39        1.09
Utah                                    107       3,997,326.64        1.04
Wisconsin                               100       3,953,061.62        1.03
Kansas                                  113       3,363,706.02        0.88
Texas                                    59       3,180,499.09        0.83
Maine                                    80       2,748,095.72        0.72
Idaho                                    75       2,550,712.26        0.66
Iowa                                     83       2,459,230.02        0.64
Oklahoma                                 79       2,248,697.97        0.59
West Virginia                            63       2,100,901.42        0.55
Nebraska                                 62       1,978,561.57        0.52
Rhode Island                             41       1,868,334.25        0.49
New Hampshire                            44       1,742,014.79        0.45
Delaware                                 38       1,697,840.46        0.44
District of Columbia                     23       1,427,346.43        0.37
Wyoming                                  15         638,810.32        0.17
Vermont                                  14         498,401.55        0.13
Arkansas                                 11         487,284.54        0.13
Montana                                  12         321,279.04        0.08
Alaska                                    8         304,804.31        0.08
South Dakota                              5         248,635.95        0.06
North Dakota                              5         103,890.47        0.03
Alabama                                   1          26,799.12        0.01
California                                1          17,687.27           0
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------

---------------------------------    ------   ----------------  ----------
                                     Number            Current        % by
                                         of          Principal     Current
Credit Rating                         Loans            Balance     Balance
---------------------------------    ------   ----------------  ----------
Unknown                                  49       1,253,827.17        0.33
A                                     2,207      94,156,211.60       24.54
A-                                    2,360     113,054,784.24       29.46
B                                     1,173      42,467,328.35       11.07
B-                                      528      18,602,645.44        4.85
B+                                    2,391     106,220,077.31       27.68
C                                       199       6,568,252.47        1.71
C-                                       13         502,284.32        0.13
C+                                       32         927,875.70        0.24
---------------------------------    ------   ----------------  ----------
Total:                                8,952     383,753,286.60         100
---------------------------------    ------   ----------------  ----------


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DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS
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THE PROSPECTUS SUPPLEMENT.